EXHIBIT 21.1

CNL Healthcare Properties, Inc.

Subsidiaries of the Registrant

All entities were formed in Delaware, unless otherwise noted, and all entities do business under the name listed, unless otherwise noted.

1.	CHP Albuquerque NM Owner, LLC

2.	CHP Albuquerque NM Tenant Corp. (d/b/a Palmilla Senior Living) in New Mexico

3.	CHP Albuquerque NM Land Owner, LLC

4.	CHP Anderson IN Senior Living Owner, LLC

5.	CHP Auburn WA Owner, LLC

6.	CHP Auburn WA Tenant Corp. (d/b/a Prestige Senior Living Auburn Meadows) in Washington

7.	CHP Austin TX Holding GP, LLC

8.	CHP Austin TX Holding, LP

9.	CHP Austin TX Owner GP, LLC

10.	CHP Austin TX Senior Living Owner, LP

11.	CHP Austin TX Tenant Corp. (d/b/a The Pavilion at Great Hills) in Texas

12.	CHP Batesville Healthcare Owner, LLC

13.	CHP Beaumont TX Surgical Owner, LLC

14.	CHP Beaverton OR Owner, LLC

15.	CHP Beaverton OR Tenant Corp. (d/b/a Prestige Senior Living Beaverton Hills) in Oregon

16.	CHP Bend-High Desert OR Owner, LLC

17.	CHP Bend-High Desert OR Tenant Corp. (d/b/a Prestige Senior Living High Desert) in Oregon

18.	CHP Billings MT Owner, LLC

19.	CHP Billings MT Tenant Corp. (d/b/a MorningStar of Billings) in Montana

20.	CHP Boise ID Owner, LLC

21.	CHP Boise ID Tenant Corp. (d/b/a MorningStar of Boise) in Idaho

22.	CHP Broadway Healthcare Owner, LLC

23.	CHP Cascadia Partners I, LLC

24.	CHP Collierville TN Owner, LLC

25.	CHP Collierville TN Tenant Corp. (d/b/a Hearthside Senior Living of Collierville) in Tennessee

26.	CHP Columbia SC Owner, LLC

27.	CHP Corvallis-West Hills OR Owner, LLC

28.	CHP Corvallis-West Hills OR Tenant Corp. (d/b/a Prestige Senior Living West Hills) in Oregon

29.	CHP Duluth GA Senior Living Owner, LLC

30.	CHP Duluth GA Tenant, LLC

31.	CHP GP, LLC

32.	CHP Grand Junction CO Senior Living, LLC

33.	CHP Grayson GA Owner, LLC

34.	CHP Grayson GA Tenant Corp.

35.	CHP Greenville SC Owner, LLC

36.	CHP Greenville SC Tenant Corp.

37.	CHP Gresham-Huntington Terrace OR Owner, LLC

38.	CHP Gresham-Huntington Terrace OR Tenant Corp. (d/b/a Prestige Senior Living Huntington Terrace) in Oregon

39.	CHP Gulf Breeze FL Senior Living Owner, LLC

40.	CHP Gulf Breeze FL Tenant Corp. (d/b/a The Beacon at Gulf Breeze) in Florida

41.	CHP Hospital Holding, LLC

42.	CHP Houston TX Hospital Land Owner, LLC

43.	CHP Houston TX Hospital Owner, LLC

44.	CHP Hurst TX Surgical Owner, LLC

45.	CHP Idaho Falls ID Owner, LLC

46.	CHP Idaho Falls ID Tenant Corp. (d/b/a MorningStar of Idaho Falls) in Idaho

47.	CHP IP Holding Company

48.	CHP Isle at Cedar Ridge TX Owner, LLC

49.	CHP Isle at Cedar Ridge TX Tenant Corp. (d/b/a Isle at Cedar Ridge) in Texas
50.	CHP Isle at Watercrest-Bryan TX Owner, LLC

51.	CHP Isle at Watercrest-Bryan TX Tenant Corp. (d/b/a Isle at Watercrest-Bryan and Watercrest at Bryan) in Texas

52.	CHP Isle at Watercrest-Mansfield TX Owner, LLC

53.	CHP Isle at Watercrest-Mansfield TX Tenant Corp. (d/b/a Isle at Watercrest-Mansfield) in Texas

54.	CHP Jasper AL Owner, LLC

55.	CHP Jasper AL Tenant Corp. (d/b/a Harborchase of Jasper) - (Florida)

56.	CHP Jonesboro Healthcare Owner, LLC

57.	CHP JV SL Development Holding, LLC

58.	CHP Katy TX Member, LLC

59.	CHP Lake Zurich IL Owner, LLC

60.	CHP Lake Zurich IL Tenant Corp. (d/b/a Cedar Lake Assisted Living & Memory Care) in Illinois

61.	CHP Lancaster OH Senior Living Owner, LLC

62.	CHP Layton UT Owner, LLC

63.	CHP Layton UT Tenant Corp. (d/b/a Fairfield Village of Layton and Fairfield Village Rehabilitation) in Utah

64.	CHP Leawood KS MOB Owner, LLC

65.	CHP Legacy Ranch TX Owner, LLC

66.	CHP Legacy Ranch TX Tenant Corp. (d/b/a Legacy Ranch) in Texas

67.	CHP Longview-Monticello Park WA Owner, LLC

68.	CHP Longview-Monticello Park WA Tenant Corp. (d/b/a Prestige Senior Living Monticello Park) in Washington

69.	CHP Magnolia Healthcare Owner, LLC

70.	CHP Maplewood MN Owner, LLC

71.	CHP Maplewood MN Tenant Corp. (d/b/a The Shores of Lake Phalen) in Minnesota and Florida

72.	CHP Marietta GA Senior Living Owner, LLC

73.	CHP Marietta GA Tenant, LLC

74.	CHP Meadows Place TX Holding GP, LLC

75.	CHP Meadows Place TX Holding, LP

76.	CHP Meadows Place TX Owner GP, LLC

77.	CHP Meadows Place TX Senior Living Owner, LP

78.	CHP Meadows Place TX Tenant Corp. (d/b/a The Hampton at Meadows Place) in Texas

79.	CHP Medford-Arbor Place OR Owner, LLC
80.	CHP Medford-Arbor Place OR Tenant Corp. (d/b/a Prestige Senior Living Arbor Place Memory Care and Prestige Senior Living Arbor Place) in Oregon

81.	CHP Mine Creek Healthcare Owner, LLC

82.	CHP MOB Holding, LLC

83.	CHP New Orleans LA Rehab Owner, LLC

84.	CHP NNN Development Holding, LLC

85.	CHP O'Fallon MO Owner, LLC

86.	CHP O'Fallon MO Tenant Corp.

87.	CHP Panama City FL Owner, LLC

88.	CHP Panama City FL Tenant Corp.

89.	CHP Park at Plainfield IL Owner, LLC

90.	CHP Park at Plainfield IL Tenant Corp. (d/b/a HarborChase of Plainfield) in Illinois

91.	CHP Partners, LP

92.	CHP Raider Ranch TX Owner, LLC

93.	CHP Raider Ranch TX Tenant Corp. (d/b/a The Isle at Raider Ranch) in Texas

94.	CHP Salem-Orchard Heights OR Owner, LLC

95.	CHP Salem-Orchard Heights OR Tenant Corp. (d/b/a Prestige Senior Living Orchard Heights Memory Care and Prestige Senior Living Orchard Heights) in Oregon

96.	CHP Salem-Southern Hills OR Owner, LLC

97.	CHP Salem-Southern Hills OR Tenant Corp. (d/b/a Prestige Senior Living Southern Hills) in Oregon

98.	CHP Searcy Healthcare Owner, LLC

99.	CHP Senior Living Net Lease Holding, LLC

100.	CHP Shorewood WI Owner, LLC

101.	CHP Shorewood WI Tenant Corp.

102.	CHP SL Development Holding, LLC

103.	CHP SL Owner Holding I, LLC

104.	CHP SL Owner Holding II, LLC

105.	CHP South Bay Partners I, LLC

106.	CHP Sparks NV Owner, LLC

107.	CHP Sparks NV Tenant Corp.

108.	CHP Springs TX Owner, LLC

109.	CHP Springs TX Tenant Corp. (d/b/a The Springs) in Texas

110.	CHP Tega Cay SC Owner, LLC

111.	CHP Tillamook-Five Rivers OR Owner, LLC

112.	CHP Tillamook-Five Rivers OR Tenant Corp. (d/b/a Prestige Senior Living Five Rivers) in Oregon

113.	CHP Town Village OK Owner, LLC

114.	CHP Town Village OK Tenant Corp.

115.	CHP TRS Development Holding, LLC

116.	CHP TRS Holding, Inc.

117.	CHP Tualatin-Riverwood OR Owner, LLC

118.	CHP Tualatin-Riverwood OR Tenant Corp. (d/b/a Prestige Senior Living Riverwood) in Oregon

119.	CHP Vancouver-Bridgewood WA Owner, LLC

120.	CHP Vancouver-Bridgewood WA Tenant Corp. (d/b/a Prestige Senior Living Bridgewood) in Washington

121.	CHP Watercrest at Katy TX Owner, LLC (d/b/a Watercrest at Katy) in Texas

122.	CHP Watercrest at Katy TX TRS Corp.

123.	CHP Watercrest at Mansfield Holding, LLC

124.	CHP Watercrest at Mansfield TX Owner, LLC (d/b/a Watercrest at Mansfield) in Texas

125.	CHP Watercrest at Mansfield TX TRS Corp. (d/b/a Watercrest at Mansfield) in Texas

126.	CHP Wausau WI Senior Living Owner, LLC

127.	CHP Yakima WA II JV Member, LLC

128.	CHP Yakima WA II Owner, LLC

129.	CHP Yakima WA II Tenant Corp. (d/b/a Fieldstone OrchardWest) in Washington

130.	CHP Yakima WA Owner, LLC

131.	CHP Yakima WA Tenant Corp. (d/b/a Fieldstone Memory Care) in Washington

132.	CHP Yelm-Rosemont WA Owner, LLC

133.	CHP Yelm-Rosemont WA Tenant Corp. (d/b/a Prestige Senior Living Rosemont) in Washington

134.	CHT Aberdeen SD Senior Living, LLC

135.	CHT Billings MT Senior Living, LLC

136.	CHT Brookridge Heights MI Owner, LLC

137.	CHT Brookridge Heights MI Tenant Corp.

138.	CHT Casper WY Senior Living, LLC

139.	CHT Council Bluffs IA Senior Living, LLC

140.	CHT Curry House MI Owner, LLC

141.	CHT Curry House MI Tenant Corp.

142.	CHT Decatur IL Senior Living, LLC

143.	CHT GCI Partners I, LLC

144.	CHT Grand Island NE Senior Living, LLC

145.	CHT Harborchase Assisted Living Owner, LLC

146.	CHT Harborchase TRS Tenant Corp. (d/b/a Harborchase of Villages Crossing) in Florida

147.	CHT Lima OH Senior Living, LLC

148.	CHT Mansfield OH Senior Living, LLC

149.	CHT Marion OH Senior Living, LLC

150.	CHT Symphony Manor MD Owner, LLC

151.	CHT Symphony Manor MD Tenant Corp.

152.	CHT Tranquility at Fredericktowne MD Owner, LLC

153.	CHT Tranquility at Fredericktowne MD Tenant Corp.

154.	CHT Windsor Manor AL Holding, LLC

155.	CHT Windsor Manor TRS Corp.

156.	CHT Woodholme Gardens MD Owner, LLC

157.	CHT Woodholme Gardens MD Tenant Corp.

158.	CHT Zanesville OH Senior Living, LLC

159.	Grinnell IA Assisted Living Owner, LLC

160.	Grinnell IA Assisted Living Tenant, LLC

161.	Indianola IA Assisted Living Owner, LLC

162.	Indianola IA Assisted Living Tenant, LLC

163.	Nevada IA Assisted Living Owner, LLC

164.	Nevada IA Assisted Living Tenant, LLC

165.	Vinton IA Assisted Living Owner, LLC

166.	Vinton IA Assisted Living Tenant, LLC

167.	Webster City IA Assisted Living Owner, LLC

168.	Webster City IA Assisted Living Tenant, LLC